UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
  Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 3, 2011

WORLDWIDE ENERGY AND MANUFACTURING USA, INC.

 (Exact name of registrant as specified in its charter)

COLORADO	0-31761	84-1536519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

408 N. CANAL STREET, UNIT A&B, SOUTH SAN FRANCISCO, CA 94080
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (650) 794-9888

Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 nd Floor

New York, New York 10006

Phone: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 3, 2011, shareholders of Worldwide Energy and Manufacturing USA, Inc. (the “Company”) holding a majority of the outstanding common stock of the Company (the “Majority Shareholders”), took action by written consent, dated as of June 3, 2011, in order to remove the following directors from the Company’s Board of Directors:

•	Mindy Wang

•	Dora Dong

•	Lauren Byrne

•	Jeff Watson

•	Michael Steingrebe

Mr. Steingrebe and Ms. Dong also served as members of the Company’s Audit Committee.   As previously disclosed in our Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 9, 2011, Lauren Byrne resigned from her position as director on May 31, 2011 prior to the action taken by the Majority Shareholders and Jennifer Maliar resigned from her position as a director on June 6, 2011.

Additionally, pursuant to their action by written consent dated June 3, 2011, the Majority Shareholders appointed the following individuals as directors to fill the vacancies on the Company’s Board:

•	Aaron Todd Switz

•	Michael Edward O’Connor, Jr.

•	Todd Michael Altman

Aaron Switz

Mr. Switz has served as the Senior Portfolio Manager and Partner at Pentwater Capital Management based in Chicago since October 2008.  From 1998 to 2008, Mr. Switz was employed by Deephaven Capital Management as Portfolio Manager for the USA Event fund.  Prior to his employment at Deephaven Capital Management, Mr. Switz was a member of Royal Bank of Canada’s trading and market making operation.  Mr. Switz graduated from the University of Arizona in 1996 with Bachelor of Science Business Administration degree.

Michael E. O'Connor, Jr.

Michael E. O'Connor, Jr. has worked at Pentwater Capital Management since June 2007, first as an Assistant Portfolio Manager and now as a Portfolio Manager. Immediately before working at Pentwater, he worked at the International Justice Mission, starting in June 2004. He graduated from Harvard Law School in 1994. Although not currently a lawyer, he worked in the 1990s as a trial attorney for the United States Department of Justice and as an Associate Counsel to the President of the United States.

Todd Altman

Mr. Altman is currently the Western Region Sales Manager for Eurotech Inc., a computer hardware manufacturer. Previously, he worked at Intel for 11 years.  Mr. Altman holds a Bachelor of Science degree in Business Administration from the University of Arizona.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The articles of incorporation of the Company were amended on April 19, 2006.  A copy of that amendment is attached hereto as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibit                                Description

3.1	Amendment to the Articles of Incorporation Worldwide Energy and Manufacturing USA, Inc. filed with the Colorado Secretary of State on April 19, 2006

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWIDE ENERGY AND MANUFACTURING USA, INC.

Date: June 9, 2011	By:	/s/ Jeff Watson
Jeff Watson
President and Chief Executive Officer

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